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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                                           Reported): June 29, 2000


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of June 29, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE2)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 333-91561               41-1955181
----------------------------     -------------            --------------
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
     of Incorporation)            File Number)            Identification No.)



        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

4.1 Servicing Agreement dated as of June 29, 2000 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2000-HE2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

4.2 Trust Agreement dated as of June 29, 2000 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3  Indenture  dated as of June 29,  2000  between  the GMACM Home  Equity Loan
     Trust  2000-HE2,   as  issuer,   and  Norwest  Bank   Minnesota,   National
     Association, as indenture trustee.

10.1 Mortgage Loan Purchase Agreement dated as of June 29, 2000 among GMAC Mortgage Corporation, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2000-HE2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

10.2 Note Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE2 and GMACM Home Equity Loan-Backed Variable Funding Notes, Series 2000-HE2.





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:       /s/ Patricia C. Taylor
                                                      Patricia C. Taylor
                                                      Vice President


Dated:  July 5, 2000


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                                  Exhibit Index


Exhibit Number               Description


4.1 Servicing Agreement dated as of June 29, 2000 among GMAC Mortgage Corporation, as servicer, the GMACM Home Equity Loan Trust 2000-HE2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

4.2 Trust Agreement dated as of June 29, 2000 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.3  Indenture  dated as of June 29,  2000  between  the GMACM Home  Equity Loan
     Trust  2000-HE2,   as  issuer,   and  Norwest  Bank   Minnesota,   National
     Association, as indenture trustee.

10.1 Mortgage Loan Purchase Agreement dated as of June 29, 2000 among GMAC Mortgage Corporation, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2000-HE2, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee.

10.2 Note Guaranty Insurance Policy issued by MBIA Insurance Corporation relating to GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE2 and GMACM Home Equity Loan-Backed Variable Funding Notes, Series 2000-HE2.



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